STARBOARD INVESTMENT TRUST

Arin Large Cap Theta Fund

Supplement to the Prospectus, Summary Prospectus, and
Statement of Additional Information

June 12, 2017
This supplement to the Prospectus, Summary Prospectus, and Statement of Additional Information dated June 28, 2016 for the Arin Large Cap Theta Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to notify shareholders, prospective investors, and other interested parties that the Wirehouse Class Shares of the Fund will discontinue operations on June 8, 2017.  At a meeting held on June 12, 2017, the Fund's Board of Trustees, in consultation with the Fund's investment advisor, Arin Risk Advisors, LLC, determined that the dissolution of the Wirehouse Class Shares of the Fund is in the best interests of the Fund and its shareholders. As of the date of this supplement, the Fund is ceasing the sale of Wirehouse Class Shares and will no longer accept purchase orders.
Shareholders may direct any questions about their account to the Fund at 1-800-773-3863.

Investors Should Retain This Supplement for Future Reference